UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2011

Rovi Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-53413	26-1739297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2830 De La Cruz Boulevard

Santa Clara, CA 95050

(Address of principal executive offices)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Notification of Decision to Retire.

On May 25, 2011, Alfred J. Amoroso, President and Chief Executive Officer of Rovi Corporation (“Rovi” or the “Company”), notified the Rovi Board of Directors of his desire to retire as Rovi’s president and chief executive officer not later than June 30, 2012. The Company’s Board of Directors will be conducting a search for the Company’s next chief executive officer.

(e)	Executive Succession Planning Agreement with Mr. Amoroso.

On May 25, 2011, the Company’s Board of Directors approved an Executive Succession Planning Agreement (the “Succession Planning Agreement”) with Mr. Amoroso, to retain his advice and counsel on a long term basis relating to strategy, market dynamics, business operations and any other matters pertaining to the Company that may assist management and the Board. Pursuant to the Succession Planning Agreement, Mr. Amoroso will continue to serve as Rovi’s president and chief executive officer until the first day of employment of a new chief executive officer of the Company (the “Initial Transition Date”). Following that date, Mr. Amoroso will assist the Board and the new chief executive officer during a 90-day transition period. After such 90-day period, the Company will employ Mr. Amoroso on a part time basis for up to four years (the “Part-Time Employment Period”). During the Part-Time Employment Period, Mr. Amoroso will report directly to the Chairman of the Board, will provide services as requested by the Board and approved by the Chairman, and shall receive an annualized base salary of $50,000, standard employee benefits and continued vesting of equity awards. Under certain conditions, the Company will pay Mr. Amoroso’s health insurance premiums, subject to tax gross-up.

Until the end of the 90-day transition period, subject to his continued employment, Mr. Amoroso’s current compensation agreements and arrangements continue in effect.

The foregoing description of the Succession Planning Agreement is not complete and is qualified in its entirety by reference to the full text of the Succession Planning Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
10.1	Executive Succession Planning Agreement dated May 25, 2011 by and between Alfred J. Amoroso and Rovi Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation (Registrant)

Dated: May 25, 2011	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Executive Succession Planning Agreement dated May 25, 2011 by and between Alfred J. Amoroso and Rovi Corporation